ALPHA ARCHITECT GLOBAL FACTOR EQUITY ETF Ticker Symbol: AAVM Listed on The Nasdaq Stock Market LLC	SUMMARY PROSPECTUS January 31, 2025 https://funds.alphaarchitect.com/aavm

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated January 31, 2025, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at https://funds.alphaarchitect.com/aavm. You can also get this information at no cost by calling (215) 882-9983.

INVESTMENT OBJECTIVE
The Alpha Architect Global Factor Equity ETF (the “Fund”) seeks long term capital appreciation.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fee[1]	0.05%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[1]	0.00%
Acquired Fund Fees and Expenses[2]	0.36%
Total Annual Fund Operating Expenses	0.41%
1.Restated to reflect current fees and expenses.
2.“Acquired Fund Fees and Expenses” are indirect fees and expenses that the Fund incurs from investing in other investment companies, including the Underlying Alpha Architect ETFs (as defined herein). Total Annual Fund Operating Expenses do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses.
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then hold or sell all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:	Five Years:	Ten Years:
$42	$132	$230	$518
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended September 30, 2024, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund is actively managed by Alpha Architect, LLC, the Fund’s investment sub-adviser (“Alpha Architect” or the “Sub-Adviser”). Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities.
The Fund is a “fund of funds,” meaning that it primarily invests its assets in the shares of other exchange-traded funds (“ETFs”), rather than in securities of individual companies. The Fund’s portfolio is composed primarily of four other ETFs sub-advised by the Sub-Adviser: Alpha Architect U.S. Quantitative Value ETF, Alpha Architect International Quantitative Value ETF, Alpha Architect U.S. Quantitative Momentum ETF, and Alpha Architect International Quantitative Momentum ETF (each, an “Underlying Alpha Architect ETF”). The Fund invests in value and momentum securities. Alpha Architect U.S. Quantitative Value ETF and Alpha Architect U.S. Quantitative Momentum ETF provide exposure to domestic equity securities, while Alpha Architect International Quantitative Value ETF and Alpha Architect International Quantitative Momentum ETF provide exposure to international equity securities.
The Underlying Alpha Architect ETFs can be grouped into ETFs that use a quantitative momentum investment strategy (Alpha Architect U.S. Quantitative Momentum ETF and Alpha Architect International Quantitative Momentum ETF, referred to as the “Momentum ETFs”) and those that use a quantitative value investment strategy (Alpha Architect U.S. Quantitative Value ETF and the Alpha Architect International Quantitative Value ETF, referred to as the “Value ETFs”). A “momentum” investment style emphasizes investing in securities that recently have had better recent total return performance compared to other securities. In contrast, a “value” investment style emphasizes investing in securities that based on quantitative analysis are considered undervalued compared to other securities.
The Sub-Adviser manages each of the Underlying Alpha Architect ETFs using a multi-step, quantitative, rules-based methodology to identify a portfolio of equity securities with the highest relative momentum (for the Momentum ETFs) or potential for capital appreciation (for the Value ETFs), as described below. Construction of each Momentum and Value ETF’s portfolio begins with a universe of stocks that principally trade on the applicable exchanges (e.g., either U.S. exchanges or exchanges in countries included in the MSCI EAFE Index). Each universe of stocks is then screened to, among other things, include the largest common stocks based on their market capitalization (e.g., above $1 billion). A liquidity screen is then employed to eliminate illiquid securities.
For the Momentum ETFs, the Sub-Adviser then eliminates companies with potential issues, and thereafter screens the remaining companies to identify those with the highest cumulative return for the past 12 months, excluding the last month. Last, the Sub-Adviser employs momentum quality screens to identify which of the remaining companies has experienced the most consistent positive returns during the 12-month period measured above. The Sub-Adviser will reallocate the Momentum ETFs’ portfolios on a periodic basis, generally each month.
For the Value ETFs, the second stage incorporates proprietary models to identify and exclude companies at risk of potential poor financial performance. The third stage employs a value-driven approach to identify the cheapest firms based on a proprietary value-centric metric similar to what is known as the “enterprise multiple,” a firm’s total enterprise value divided by earnings before interest and taxes (EBIT). Last, the Sub-Adviser employs an ensemble of quality screens, which consider metrics like current profitability, stability, and recent operational improvements. The Sub-Adviser will reallocate the Value ETFs’ portfolios on a periodic basis, generally each month.
The Sub-Adviser allocates the Fund’s portfolio across the four Underlying Alpha Architect ETFs using a proprietary model. The Fund will generally allocate more assets to an Underlying Alpha Architect ETF with higher relative momentum and fewer assets to an Underlying Alpha Architect ETF with lower relative momentum. As of September 30, 2024, the Fund was weighted as follows: 35.6% in the Alpha Architect U.S. Quantitative Momentum ETF; 29.9% in the Alpha Architect U.S. Quantitative Value ETF; 19.5% in the Alpha Architect International Quantitative Momentum ETF; and 14.6% Alpha Architect International Quantitative Value ETF.
Reallocations and Cash
The Fund’s portfolio will generally be reallocated quarterly, but the Sub-Adviser can reallocate more frequently, such as up to twice a month.

PRINCIPAL INVESTMENT RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Fund’s Principal Investment Risks.”
Fund of Funds Risk. Because it invests primarily in other funds, the Fund’s investment performance largely depends on the investment performance of those Underlying Alpha Architect ETFs. An investment in the Fund is subject to the risks associated with the Underlying Alpha Architect ETFs that comprise the Fund’s portfolio. At times, certain of the segments of the market represented by constituent Underlying Alpha Architect ETFs may be out of favor and underperform other segments. The Fund indirectly pays a proportional share of the expenses of the Underlying Alpha Architect ETFs in which it invests (including operating expenses and management fees), which are identified in the fee schedule above as “Acquired Fund Fees and Expenses.”
Portfolio Size Risk. Pursuant to the Sub-Adviser’s methodology, the Fund’s portfolio is composed of a relatively small number of constituents. To the extent that a significant portion of the Fund’s total assets is invested in a limited number of holdings, the appreciation or depreciation of any one holding of the Fund may have a greater impact on the Fund’s NAV than it would if the Fund’s portfolio was comprised of a greater number of constituents.
Quantitative Security Selection Risk. Data for some companies in which the Underlying Alpha Architect ETFs invest or upon which the Fund calculates its risk-parity allocations may be less available and/or less current than data for companies in other markets. The Sub-Adviser uses a quantitative model to generate investment decisions and its processes and stock selection could be adversely affected if it relies on erroneous or outdated data. In addition, securities selected using the quantitative model could perform differently from the financial markets as a whole as a result of the characteristics used in the analysis, the weight placed on each characteristic and changes in the characteristic’s historical trends.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market, or securities markets generally.
Investment Risk. When you sell your Shares, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security, such as geopolitical events and environmental disasters. The value of a security may also decline due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.
Underlying Alpha Architect ETFs Risk. The Fund expects to invest a substantial portion of its assets in the Underlying Alpha Architect ETFs, so the Fund’s investment performance is likely to be directly related to the performance of the Underlying Alpha Architect ETFs. The Fund’s NAV will change with changes in the value of the Underlying Alpha Architect ETFs and other instruments in which the Fund invests based on their market valuations.
Momentum Style Risk. Investing in or having exposure to securities with the highest relative momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross- section of securities. Returns on securities that have previously exhibited momentum may be less than returns on other styles of investing or the overall stock market. Momentum can turn quickly and cause significant variation from other types of investments, and stocks that previously exhibited high momentum may not experience continued highest relative momentum. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of a fund using a momentum strategy may suffer.

Value Style Investing Risk. A value stock may not increase in price if other investors fail to recognize the company’s value and bid up the price, or the markets favor faster-growing companies. Cyclical stocks in which an Underlying Alpha Architect ETF may invest tend to lose value more quickly in periods of anticipated economic downturns than non-cyclical stocks. Companies that may be considered out of favor, particularly companies emerging from bankruptcy, may tend to lose value more quickly in periods of anticipated economic downturns, may have difficulty retaining customers and suppliers and, during economic downturns, may have difficulty paying their debt obligations or finding additional financing.
Foreign Investment Risk. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in or exposures to foreign securities are subject to special risks, including risks associated with foreign securities generally, including differences in information available about issuers of securities and investor protection standards applicable in other jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; currency risks; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions.
Depositary Receipts Risk. The risks of investments in depositary receipts are substantially similar to Foreign Investment Risk. In addition, depositary receipts may not track the price of the underlying foreign securities, and their value may change materially at times when the U.S. markets are not open for trading.
Large-Capitalization Companies Risk. Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Management Risk. The Fund is actively managed and may not meet its investment objective based on the Sub-Adviser’s success or failure to implement investment strategies for the Fund.
Periodic Reallocation Risk. Because the Sub-Adviser will generally reallocate the Fund’s portfolio on only a periodic basis, (i) the Fund’s market exposure may be affected by significant market movements promptly following the monthly reconstitution that are not predictive of the market’s performance for the subsequent period and (ii) changes to the Fund’s market exposure may lag a significant change in the market’s direction (up or down) by as long as a month if such changes first take effect promptly following the monthly reallocation. Such lags between market performance and changes to the Fund’s exposure may result in significant underperformance relative to the broader equity or fixed income market.
ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on The Nasdaq Stock Market, LLC (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price of the Shares.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.
•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Shares, potentially causing the market price of Shares to deviate from its NAV. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size).
PERFORMANCE
The following information provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for calendar years ended December 31. The table shows how the Fund’s average annual returns for one-year, five-year, and since inception periods compare with those of a broad measure of market performance and a blended benchmark, which is provided as a measure of the Fund’s investment strategy and universe. From the Fund’s commencement of operations through January 30, 2022, the Fund was passively-managed and the Fund sought to track the performance of a propriety index that was constructed in a manner substantially similar to the methodology used to manage the Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance information is also available on the Fund’s website at https://funds.alphaarchitect.com or by calling the Fund at (215) 882-9983.
Calendar Year Total Returns as of December 31

20%
10%
0%
-10%
-20%
-15.71%
4.59%
4.65%
3.74%
-7.28%
-0.30%
12.13%
2018
2019
2020
2021
2022
2023
2024

During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 10.83% (quarter ended March 31, 2024) and the Fund’s lowest return for a calendar quarter was -16.79% (quarter ended March 31, 2020).

Average Annual Total Returns (for periods ended December 31, 2024)
Alpha Architect Global Factor Equity ETF	1 Year	5 Years	Since Inception (5/2/2017)
Return Before Taxes	12.13%	2.39%	1.95%
Return After Taxes on Distributions	11.44%	1.92%	1.53%
Return After Taxes on Distributions and Sale of Shares	7.63%	1.80%	1.47%
Solactive GBS Global Markets Large & Mid Cap Index (reflects no deduction for fees, taxes, or expenses)	17.82%	10.50%	10.71%
50% Solactive GBS United States 1000 Index/50% Solactive GBS Developed Markets ex North America Large & Mid Cap Index (reflects no deduction for fees, taxes, or expenses)	13.76%	9.20%	9.50%
Solactive GBS United States 1000 Index (reflects no deduction for fees, taxes, or expenses)	24.06%	13.73%	13.60%
Solactive GBS Developed Markets ex North America Large & Mid Cap Index (reflects no deduction for fees, taxes, or expenses)	4.03%	4.65%	5.37%
After-tax returns are calculated using the highest historical individual U.S. federal marginal income tax rates during the period covered by the table and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through a tax- deferred arrangement, such as a 401(k) plan or an IRA.
INVESTMENT ADVISER AND INVESTMENT SUB-ADVISER

Investment Adviser:	Empowered Funds, LLC dba EA Advisers (the “Adviser”)
Investment Sub-Adviser:	Alpha Architect, LLC
PORTFOLIO MANAGERS
Messrs. Wesley R. Gray and John Vogel are co-portfolio managers for the Fund. Messrs. Gray and Vogel have been primarily and jointly responsible for the day-to-day management of the Fund since 2022.
PURCHASE AND SALE OF SHARES
The Fund issues and redeems Shares on a continuous basis only in large blocks of Shares known as “Creation Units,” and only APs (typically, broker-dealers) may purchase or redeem Creation Units. Creation Units generally are issued and redeemed ‘in-kind’ for securities and partially in cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Once created, individual Shares generally trade in the secondary market at market prices that change throughout the day. Market prices of Shares may be greater or less than their NAV. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.
TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is made through an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your own tax advisor about your specific tax situation.
PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.